UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2026
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Lamb Weston Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane		83616
Eagle, Idaho		(Zip Code)
(Address of principal executive offices)
(208) 938-1047
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the registrant’s Current Report on Form 8-K filed on February 4, 2026 (the “Original 8-K”), to disclose certain compensation arrangements for Bernadette M. Madarieta, as described below. Except as supplemented herein, the disclosures in the Original 8-K remain unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported, on February 4, 2026, Lamb Weston Holdings, Inc. (“we,” “our” or “Lamb Weston”) announced that James D. Gray would succeed Bernadette M. Madarieta as Chief Financial Officer, effective April 2, 2026.
In connection with Ms. Madarieta’s departure, on February 19, 2026, we entered into a transition and separation agreement (the “Transition Agreement”) with Ms. Madarieta pursuant to which she will continue to serve as Chief Financial Officer through April 1, 2026, and remain with Lamb Weston in an advisory capacity until April 30, 2026. Under the Transition Agreement, the terms of which were approved by our Compensation and Human Capital Committee, Ms. Madarieta agreed to a general release of claims with respect to Lamb Weston and will be subject to non-compete, non-solicitation and confidentiality provisions. The non-compete and non-solicitation restrictions will be in force for one year after her separation date.
Under the Transition Agreement, Ms. Madarieta will receive a severance payment of $1,500,000, payable in equal installments over an 18-month period and the equivalent of 18 months of the employer portion of medical coverage. Ms. Madarieta will vest in a prorated portion of her Lamb Weston fiscal 2024, 2025 and 2026 equity awards based on her service from the grant date to her separation date. Payment of Ms. Madarieta’s performance shares, if any, will be subject to the Compensation and Human Capital Committee’s final performance certification at the end of the applicable performance cycle for each performance share award. In addition, Ms. Madarieta will have until the third anniversary of her separation date to exercise her outstanding stock options. The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Transition and Separation Agreement, dated as of February 19, 2026, between Lamb Weston Holdings, Inc. and Bernadette M. Madarieta

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: General Counsel and Chief Compliance Officer
Date: February 20, 2026